EXHIBIT 10.17
                    AGREEMENT FOR PURCHASE AND SALE OF STOCK


         This Agreement for Purchase and Sale of Stock is made as of the 31st day of August, 1998, by and between Equis Financial Group Limited Partnership, a Massachusetts limited partnership with offices located at 88 Broad Street, Boston, Massachusetts 02110 (the "Seller"), and Semele Group Inc., a Delaware corporation with offices located at One Canterbury Green, Stamford, Connecticut 06901 (the "Buyer");

                                   WITNESSETH:

         WHEREAS, the Seller owns all the issued and outstanding shares of capital stock of Ariston Corporation, a newly formed Delaware corporation (the "Company"), consisting of 100 shares of Common Stock, $.01 par value (the "Stock");

         WHEREAS, the Seller wishes to sell and the Buyer wishes to purchase the Stock subject to the provisions set forth herein;

         NOW, THEREFORE, in consideration of the terms, covenants and conditions hereinafter set forth, the parties hereto agree as follows:

         1.       Purchase and Sale of Stock

         The Seller hereby transfers, sells and assigns to the Buyer, and the Buyer hereby purchases from the Seller, the Stock for a purchase price of $12,450,000, paid by the delivery to the Seller simultaneously with the execution hereof of $2,000,000 in cash and a promissory note of the Buyer payable to the Seller in the principal amount of $10,450,000 against delivery by the Buyer of the stock certificate representing the Stock accompanied by a duly executed separate stock power endorsed in blank. Such promissory note, which is in the form of Exhibit A hereto, bears interest on the unpaid principal balance thereof from time to time at the rate of 7% per annum and is payable on the terms set forth therein. The Buyer's obligations under such note are secured by a pledge of the Stock pursuant to a Security Agreement in the form of Exhibit B hereto.

         The parties agree that the sale provided for herein is subject to the following condition subsequent (the "Condition Subsequent"): (a) the purchase and sale shall be unwound; (b) the Stock and any dividends or distributions received by the Buyer in respect of the Stock shall be returned to the Seller;
(c) the full amount of the purchase price (including the promissory note) shall be returned by the Seller to the Buyer, and (d) the parties shall be returned in all respects to the status quo ante unless the Buyer shall have received, on or before the date which is 60 days after the date hereof, from Josephthal & Co. Inc. or other investment banker acceptable to the Buyer in its reasonable discretion, a "fairness opinion" with respect to the amount of the purchase price, which opinion shall be acceptable to the Board of Directors of the Buyer in its reasonable judgment. In the event of the occurrence of the Condition Subsequent, the Buyer and the Seller agree to treat the purchase and sale as if it had never occurred for purposes of their federal and state income tax reporting returns.

         2.       Familiarity with the Company

         The Buyer hereby acknowledges that it is familiar with the business, assets and liabilities of the Company, which was formed to hold, and holds on the date hereof, a 99% limited partnership interest in AFG/Eireann Limited Partnership, a Massachusetts limited partnership, and a 98% limited partnership interest in Old North Capital Limited Partnership, a Massachusetts limited partnership (collectively, the "Partnership Interests"). The Buyer further hereby acknowledges that it has had the opportunity to examine such financial records, make such inquiries of employees and representatives of the Seller and consult with such experts as it has deemed appropriate or necessary in connection with the execution of this Agreement and the consummation of the transaction provided for herein.

         3.       Representations of the Seller

         The Seller hereby represents and warrants to the Buyer that

         (a) it has good and marketable title to the Stock free and clear of all liens, security interests, charges or encumbrances of any kind and that upon the execution of this Agreement title to the Stock will pass to the Buyer free and clear of any pledge, lien, security interest, charge or encumbrance of any kind and thereupon the Buyer, as record and beneficial owner, will be entitled to all rights including voting rights with respect to the Stock;

         (b) the Company has good and marketable title to the Partnership Interests free and clear of all liens, security interests, charges or encumbrances of any kind;

         (c) the Seller is a duly formed and validly existing limited partnership under the laws of the Commonwealth of Massachusetts with the right, power and authority to enter into and carry out the provisions of this Agreement; Equis Corporation is the sole general partner of the Seller; and Gary
D. Engle is an officer of such general partner who has been duly authorized by all necessary partnership and corporate action to execute, deliver and perform on behalf of the Seller all such instruments and agreements and take all such other action as he may deem necessary or desirable for the Seller to consummate the sale of the Stock to the Buyer, including, without limiting the generality of the foregoing, this Agreement and the stock power effecting the transfer of the Stock to the Buyer;

         (d) the execution, delivery and performance of this Agreement by the Seller and the consummation by the Seller of the transaction contemplated hereby do not and will not violate, conflict with or result in a breach of or constitute a default under any of the terms, conditions or provisions of any instrument or contract to which the Seller is a party or by which it or any of its properties or assets is bound or any judgment, decree, order, statute, rule or regulation to which it is subject or by which it or any of its properties or assets is bound, or result in the creation of any lien, charge or encumbrance on any of its properties or assets, including the Partnership Interests;

         (e) the Seller has delivered to the Buyer true, accurate and complete copies of the Certificate of Organization and By-Laws of the Company, and has delivered to the Buyer the original minute book and stock ledger of the Company. The minute book of the Company contains accurate and complete records of all meetings and other corporate actions of its stockholders and Board of Directors, and the stock ledger included in the minute book is accurate and complete.

         4.       Representations of the Buyer

         The Buyer hereby represents and warrants to the Seller that

         (a) the Buyer is a duly formed and validly existing corporation under the laws of the State of Delaware with the right, power and authority to enter into and carry out the provisions of this Agreement; and James A. Coyne is an officer of the Buyer who has been duly authorized by all necessary corporate action to execute, deliver and perform on behalf of the Buyer all such instruments and agreements and take all such other action as he may deem necessary or desirable for the Buyer to consummate the purchase of the Stock from the Seller, including, without limiting the generality of the foregoing, this Agreement and the promissory note delivered to the Seller pursuant to this Agreement;

         (b) the execution, delivery and performance of this Agreement by the Buyer and the consummation by the Buyer of the transaction contemplated hereby do not and will not violate, conflict with or result in a breach of or constitute a default under any of the terms, conditions or provisions of any instrument or contract to which the Buyer is a party or by which it or any of its properties or assets is bound or any judgment, decree, order, statute, rule or regulation to which it is subject or by which it or any of its properties or assets is bound, or result in the creation of any lien, charge or encumbrance on any of its properties or assets.

         5.       Survival of Representations and Warranties

         All agreements, covenants, representations and warranties of the parties are set forth and merged in this Agreement, and no other oral or written understanding, representation or warranty shall be deemed to be part of this Agreement . All of the representations, warranties, agreements and covenants of the Seller contained in this Agreement shall survive the date hereof.

         6.       Counterparts

         This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which, taken together, shall constitute one and the same agreement.

         7.       Entire Agreement

         This Agreement represents the only agreement between the parties and supersedes all prior agreements or understandings concerning the subject matter hereof.

         8.       Governing Law

         This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts.

         9.       Binding Effect

         This Agreement shall be binding upon and inure to the benefit of the Seller and the Buyer and their respective successors and assigns.

         10.      Indemnification

         The Seller will indemnify and hold the Buyer harmless from and against any loss or expense, including reasonable legal fees and expenses, which the Buyer may incur as the result of (i) any breach of the representations and warranties made by the Seller hereunder or (ii) any claim made against the Buyer arising out of the ownership by the Seller or the Company of the Stock or the Partnership Interests prior to the date hereof. Whenever, on each occasion, and as often as the Buyer shall incur any such loss or expense which may entitle the Buyer to indemnification under the provisions of this Section 10 the Buyer shall promptly so notify the Seller in writing of any such loss or expense and of the amount of indemnification which may be claimed by the Buyer hereunder. The Seller shall be entitled to take any and all such action as may be within its power to mitigate the amount of any such loss or expense and shall be entitled at its own expense to participate in and to select reputable counsel and direct the defense of any such claim against the Buyer. If the Seller acknowledges in writing that it is liable to the Buyer for such claim and elects to employ such counsel and to direct such defense, the Seller shall have no further liability hereunder for any legal fees and expenses incurred by the Buyer in connection with such defense, provided that in such event the Buyer may employ its own counsel at its own cost and expense.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

"Buyer"                              "Seller"

SEMELE GROUP INC.                    EQUIS FINANCIAL GROUP LIMITED
                                     PARTNERSHIP

                                     By:  Equis Corporation, General Partner

By:                                  By:
   ------------------------             -------------------------------------
     Name:  James A. Coyne                 Name:  Gary D. Engle
     Title:     President                  Title:     President

                                                                       EXHIBIT A
                                 PROMISSORY NOTE

                                                           Boston, Massachusetts
$10,450,000                                                August 31, 1998

         FOR VALUE RECEIVED, Semele Group Inc., a Delaware corporation with offices located at One Canterbury Green, Stamford, Connecticut 06901 (the "Maker"), promises to pay to the order of Equis Financial Group Limited Partnership, a Massachusetts limited partnership (the "Payee"), at 88 Broad Street, Boston, Massachusetts 02110, or at such other place as the Payee may from time to time designate in writing at least ten days before a payment hereunder is due, the principal sum of Ten Million Four Hundred Fifty Thousand Dollars ($10,450,000), together with interest on the unpaid principal balance hereof from time to time at the rate of seven percent (7%) per annum. Interest shall be payable hereunder quarterly in arrears, with all accrued interest payable on the last day of each calendar quarter commencing on September 30, 1998, provided, however, that if and to the extent that the Available Interest Amount shall be less than the interest due and payable hereunder (the "Interest Amount"), then the balance shall be added to the outstanding principal of this Note. As used herein, "Available Interest Amount" shall mean an amount, not to exceed the Interest Amount, determined as of each quarterly interest payment date, equal to the sum of the Interest Reserve Amount and any cash generated by the assets owned by Ariston Corporation ("Ariston") on the date hereof during the previous quarterly period. Prior to the maturity date of this Note, principal hereunder shall be payable only out of and to the extent of (i) the net proceeds to the Maker from the conversion, if any, by Ariston of leased assets to cash, less (ii) such amount as it may be necessary to retain from such net proceeds in order to permit the Maker to maintain a reserve equal to the amount of interest that is estimated to be payable hereunder in the ensuing 12-month period (the amount, if any, in such reserve account at any time is herein referred to as the "Interest Reserve Amount"). Any such mandatory payments of principal shall be made within 15 days of receipt by the Maker of such net proceeds.

         The entire unpaid principal balance and all accrued and unpaid interest hereunder shall be absolutely due and payable in full on the date that is 5 years from the date hereof.

         All payments hereunder shall be applied first to any costs and expenses of the holder due hereunder, then to interest due hereunder, and any balance shall be applied to the outstanding principal balance of this Note.

         This Note may be prepaid in whole or in part at any time without penalty, provided that all accrued interest is paid with any such prepayment.

         This Note evidences amounts owned to the Payee by the Maker under an Agreement for Purchase and Sale of Stock dated the date hereof between the Maker and the Payee. This Note is secured by the collateral referred to in the Security Agreement between the Maker and the Payee dated the date hereof and is recourse to the Maker only to the extent of such collateral.

         All amounts payable under this Note shall immediately become due and payable in full at the option of the holder without notice or demand in the event of (1) the failure of the Maker to make any payment hereunder when and as the same shall become due and payable, and such failure shall not be cured within 30 days after the Maker shall have received written notice from the holder of such failure, (2) the Maker ceasing to do business, being liquidated or winding down its affairs or being a party to a merger or consolidation, (3) the filing of bankruptcy proceedings involving the Maker as a debtor, (4) the application for appointment of a receiver for the Maker or any of its property,
(5) the making of a general assignment for the benefit of the Maker's creditors,
(6) the insolvency of the Maker, or (7) the declaration or payment of dividends by Ariston Corporation, a Delaware corporation, in excess of $2,020,000 in the aggregate without the prior written consent of the Payee (each, an "Event of Default").

         The Maker shall pay, upon demand, all costs and expenses, including legal expenses and reasonable attorneys' fees, paid or incurred by the holder in enforcing any obligations of the Maker under this Note.

         Except as specifically provided herein, the Maker waives presentment, demand, notice, protest and all other demands or notices in connection with the delivery, acceptance, performance, default or enforcement of the obligations of the Maker under this Note.

         The holder of this Note shall not by any act, delay, omission or otherwise be deemed to have waived any of such holder's rights or remedies under this Note unless such waiver shall be in writing and signed by the holder. A waiver on any one occasion shall not be construed as a bar to or waiver of any such right or remedy on any future occasion.

         All notices hereunder shall be in writing and shall be deemed to have been duly given if delivered by hand, or mailed, certified or registered mail with first class postage prepaid, (i) to the holder at the address of the Payee set forth above or to such other address as the holder shall direct in writing; and (ii) to the Maker at the address of the Maker set forth above or to such other address as the Maker shall direct in writing.

         This Note shall be construed in accordance with and governed by the laws of the Commonwealth of Massachusetts.

         EXECUTED under seal as of the date first above written.

                                               SEMELE GROUP INC.



Witness:                                       By:
         ------------------------------        ------------------------------
                                                  Name:  James A. Coyne
                                                  Title:    President

                                                                       EXHIBIT B
                               SECURITY AGREEMENT


         THIS SECURITY AGREEMENT made as of the 31st day of August, 1998, by and between Semele Group Inc., a Delaware corporation (the "Pledgor"), and Equis Financial Group Limited Partnership, a Massachusetts limited partnership (the "Secured Party"),
                              W I T N E S S E T H:

         WHEREAS, pursuant to an Agreement for Purchase and Sale of Stock dated as of the date hereof (the "Purchase Agreement"), the Pledgor has purchased from the Secured Party 100 shares of the Common Stock, $.01 par value (the "Stock"), of Ariston Corporation, a Delaware corporation (the "Company"), which are all the shares of capital stock of the Company issued and outstanding;

         WHEREAS, the Pledgor has paid for such shares by a $2,000,000 cash payment to the Secured Party and delivery of the Pledgor's promissory note payable to the Secured Party in the principal amount of $10,450,000 (the "Note"); and

         WHEREAS, the Pledgor has agreed to secure his commitments under the Note by a pledge of the Stock now owned by the Pledgor;

         NOW, THEREFORE, in consideration of the mutual covenants contained in this Agreement, and other good and valuable consideration, receipt of which is hereby acknowledged, the parties hereto hereby agree as follows:

         1.       Pledge.

                  In consideration of the acceptance by the Secured Party of the Note and the undertakings of the Pledgor in this Agreement, the Pledgor hereby grants a security interest to the Secured Party in the Stock (together with any other securities or other property at any time pledged hereunder pursuant to the terms hereof, the "Pledged Stock"). The Pledged Stock is represented by Certificate No. 1, which certificate, accompanied by a separate stock power duly endorsed in blank by the Pledgor, is herewith delivered to the Secured Party, to be held on the terms and conditions contained herein. The Pledgor hereby appoints the Secured Party as its attorney in fact to cause the transfer of the Pledged Stock on the books of the Company to the Secured Party or his designee upon the occurrence of an "Event of Default," as such term is defined in the Note. The Secured Party shall hold the Pledged Stock as security for the purposes described herein and shall not encumber or dispose of such property except in accordance with the provisions of this Agreement.

         2. Stock Dividend or Stock Split; Liquidation, Recapitalization, Merger, etc.

                  Any additional shares of capital stock paid upon or distributed with respect to any of the Pledged Stock in the event of any stock dividend or stock split declared by the Company or any issuer thereof and any sums paid upon or with respect to any of the Pledged Stock upon the merger, consolidation, liquidation, recapitalization, dissolution or reorganization of the Company or any other issuer thereof shall be paid over to the Secured Party to be held by him as security for the Note; and in case any distribution of capital shall be made upon or with respect to any of the Pledged Stock or any property shall be distributed upon or with respect to any of the Pledged Stock pursuant to the recapitalization or reclassification of the capital of the issuer thereof or pursuant to the reorganization, merger or consolidation thereof, the property so distributed shall be delivered to the Secured Party to be held by him as security for the Note. All securities, sums of money and other property paid or distributed in respect of the Pledged Stock upon any such stock dividend, stock split, merger, consolidation, liquidation, dissolution, reorganization, recapitalization or reclassification which are received by the Pledgor shall, until paid or delivered to the Secured Party, be held in trust for the Secured Party as security for the Note.

         3.       Warranty of Title.

                  The Pledgor warrants that he has good and marketable title to the Pledged Stock pledged hereunder on the date hereof, subject to no pledge, lien, security interest, charge, option, restriction or other encumbrance, and that it has power, authority and legal right to pledge such Pledged Stock pursuant to this Agreement. The Pledgor covenants that it will defend the Secured Party's rights and security interest in such Pledged Stock against the claims and demands of all persons whomsoever; and the Pledgor covenants that it will have the like title to and right to pledge all other property hereafter pledged with the Secured Party hereunder and will likewise defend the Secured Party's rights and security interest therein.

         4.       Dividends and Voting Rights.

                  Unless and until an Event of Default shall have occurred and be continuing, the Pledgor shall be entitled to receive all cash dividends paid in respect of the Pledged Stock and to vote the Pledged Stock and to give consents, waivers and ratifications in respect of the Pledged Stock; provided, however, that no vote shall be cast, or consent, waiver or ratification given or action taken which would be inconsistent with or violate any provisions of this Agreement or the Note. All such rights of the Pledgor to receive any cash dividends shall cease in case an Event of Default shall have occurred and be continuing, and in that case cash dividends shall be paid over by the Pledgor to the Secured Party to be applied by it to the satisfaction of the Note, and all cash dividends received by the Pledgor shall, until so paid to the Secured Party, be held in trust for the Secured Party as security for the Note. All such rights of the Pledgor to vote and give consents, waivers and ratifications with respect to the Pledged Stock shall, at the Secured Party's option as evidenced by the Secured Party's notifying the Pledgor of such election, cease in case an Event of Default shall have occurred and be continuing, and in that case the Secured Party shall have all such rights.

         5.       Discharge of Obligations.

                  Upon payment and performance in full of all obligations to be performed by the Pledgor under the Note, the Secured Party shall transfer to the Pledgor all of the Pledged Stock and all rights received by the Secured Party as a result of the pledge contained herein.

         6.       Default.

                  Upon the occurrence of an Event of Default, the Secured Party shall have the rights and remedies provided in the Uniform Commercial Code of Massachusetts, and in that connection the Secured Party may, upon 5 days' notice to the Pledgor sent by registered mail and without liability for any diminution in price which may have occurred, sell all of the Pledged Stock in such manner and for such price as the Secured Party may determine. It is agreed by the Pledgor that such notice is reasonable. At any public sale, the Secured Party shall be free to purchase all or any part of the Pledged Stock. Out of the proceeds of any sale, the Secured Party may retain an amount equal to the principal and interest then due under the Note, plus the amount of the expenses of sale, including legal costs and reasonable attorneys' fees, and shall pay any balance of such proceeds to the Pledgor.

         7.       Binding Effect.

                  This Agreement shall be binding upon and inure to the benefit of the Pledgor and the Secured Party and their successors and assigns; provided, however, that neither party may assign this Agreement without the consent of the other.

         8.       Other Provisions.

                  (a) Waivers; Rights and Remedies. No delay or omission on the part of the Secured Party in exercising any right or remedy shall operate as a waiver thereof or of any other right or remedy. No waiver by the Secured Party shall be effective unless made in writing, and a waiver on any one occasion shall not be construed as a bar to or waiver of any right or remedy on any future occasion. All the Secured Party's rights and remedies shall be cumulative and may be exercised singularly or concurrently, and nothing herein shall be deemed to limit in any way any rights the Secured Party might otherwise have under any other instrument or by law, including, without limiting the generality thereof, the right to negotiate any note or other instrument together with any collateral specifically described herein.

                  (b) Entire Agreement; Amendment. This Agreement constitutes the entire agreement of the parties with respect to the subject matter hereof and may be amended only by an instrument in writing referring to this Agreement executed by the Pledgor and the Secured Party.

                  (c) Governing Law. This Agreement shall be governed by and construed and interpreted according to the laws of the Commonwealth of Massachusetts.
                  (d) Notices. All notices required or permitted hereunder shall be in writing and shall be deemed to have been duly given if delivered in hand or deposited in the United States mail, postage prepaid, or with Federal Express or comparable overnight delivery service, addressed as follows:

                       (i)     if to the Pledgor:

                       Semele Group Inc.
                       One Canterbury Green
                       Stamford, CT  06901
                       Attn:  President


                       (ii)    if to the Secured Party:

                       Equis Financial Group Limited Partnership
                       88 Broad Street
                       Boston, MA  02110
                       Attn:  Chief Executive Officer


or to such other address as a party shall designate by notice to the other.

                  IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

                                    SEMELE GROUP INC.


                                    By:
                                       ----------------------------
                                            James A. Coyne
                                    Title: President


                                    EQUIS FINANCIAL GROUP LIMITED
                                      PARTNERSHIP

                                    By:  Equis Corporation, its general partner


                                    By:
                                       ----------------------------
                                            Gary D. Engle
                                    Title: President